Exhibit 10.6

DD3 Acquisition Corp.

c/o DD3 Mex Acquisition Corp

Pedregal 24, 4th Floor

Colonia Molino del Rey, Del. Miguel Hidalgo

11040 Mexico City, Mexico

October 11, 2018

DD3 Mex Acquisition Corp

Pedregal 24, 4th Floor

Colonia Molino del Rey, Del. Miguel Hidalgo

11040 Mexico City, Mexico

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the date of our final prospectus (the “Effective Date”) prepared in connection with the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of DD3 Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), DD3 Mex Acquisition Corp shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at Pedregal 24, 4th Floor, Colonia Molino del Rey, Delegación Miguel Hidalgo, 11040 Mexico City, Mexico (or any successor location). In exchange therefor, the Company shall pay DD3 Mex Acquisition Corp the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date. DD3 Mex Acquisition Corp hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in the trust account (the “Trust Account”) that may be established upon the consummation of the IPO as a result of this letter agreement (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

DD3 ACQUISITION CORP.

By:	/s/ Martin Werner
	Name:	Martin Werner
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

DD3 Mex Acquisition Corp

By:	/s/ Martin Werner
	Name:	Martin Werner
	Title:	Chief Executive Officer